RYDEX SERIES FUNDS

LONG SHORT INTEREST RATE STRATEGY FUND

Supplement dated September 13, 2012 to the summary prospectuses relating to A-Class, C-Class and Institutional Class Shares and H-Class Shares (together, the “Summary Prospectuses”) for the Long Short Interest Rate Strategy Fund

(the “Fund”) dated August 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectuses for the Fund and should be read in conjunction with those Summary Prospectuses.

Shareholders of the Fund are notified of the following investment policy change and other changes.

American Independence Financial Services, LLC (“American Independence”), the sub- adviser to the Fund, provided notice that it intends to resign as the Fund’s sub-adviser, effective October 2, 2012. In connection with the resignation of American Independence, the Board of Trustees (the “Board”) of Rydex Series Funds approved a change to the investment program of the Fund to permit the Fund’s investment adviser, Security Investors, LLC (the “Advisor”), which operates under the name Guggenheim Investments, to manage the Fund in accordance with a macro opportunities strategy. In particular, the Board approved the following changes with respect to the Fund’s investment program effective October 2, 2012:

•	a change to the Fund’s name from “Long Short Interest Rate Strategy Fund” to the “Flexible Strategies Fund”;

•

changes to the investment objective, strategies, risks and benchmark, including a change to the Fund’s strategy to invest “substantially all of its assets in cash, U.S. Treasury Bills, Notes and Bonds as well as futures linked to those instruments and exchange-traded funds (“ETFs”)” (such that as a result, the Fund will no longer invest in those securities to the same extent);

•	changes to the portfolio management team; and

•	changes to the non-fundamental investment policies.

The transition to the new investment program will result in adjustments to the Fund’s portfolio holdings, which will increase the Fund’s portfolio turnover rate and could result in increased costs and the realization of taxable gains or losses (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The manager will attempt to minimize these costs, but there is no guarantee these efforts will be successful.

In addition, the Board is expected to approve a reorganization of the Fund with and into the Guggenheim Macro Opportunities Fund (the “Macro Opportunities Fund”), a series of Security Income Fund, as indicated in the chart below (the “Reorganization”):

Acquired Fund	Acquiring Fund
Long Short Interest Rate Strategy Fund (the Flexible Strategies Fund, effective October 2, 2012)	Guggenheim Macro Opportunities Fund

The Board was asked to approve the Reorganization because, effective October 2, 2012, the Fund’s new investment program will be substantially identical to the Macro Opportunities Fund’s investment program and the Advisor believes the Reorganization is in the best interest of the Fund and its shareholders and will not dilute the interests of shareholders. If the Board approves the Reorganization, it will be submitted to a vote of the shareholders of the Fund at a meeting to be held on or about November 26, 2012. In advance of the meeting, a combined proxy statement/prospectus describing the Macro Opportunities Fund and the proposed Reorganization will be mailed to shareholders of record as of October 12, 2012 and will be available on the Securities and Exchange Commission’s website at www.sec.gov.

If the Reorganization is approved by the shareholders of the Fund and certain other conditions are satisfied, the assets and liabilities of the Fund will be transferred to the Macro Opportunities Fund, and shareholders of the Fund will become shareholders of the Macro Opportunities Fund. Shareholders of the Fund will receive shares of the Macro Opportunities Fund, having an equivalent net asset value to their investments in the Fund, in exchange for their shares of the Fund. If the Reorganization is approved by shareholders of the Fund, it is expected that the Reorganization would occur effective as of the close of business on or about December 1, 2012.

As a result of the changes discussed above, effective October 2, 2012, the Summary Prospectuses will be supplemented and amended as follows:

All references to the “Long Short Interest Rate Strategy Fund” will be replaced with “Flexible Strategies Fund” to reflect the change in the Fund’s name as approved by the Board.

The section titled “Investment Objective” will be replaced in its entirety to reflect the following new investment objective:

The Fund seeks to provide total return, comprised of current income and capital appreciation.

The section titled “Principal Investment Strategies” will be replaced in its entirety to reflect the following new investment strategies:

The Fund will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, Rule 144A securities (and other non-registered or restricted securities), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that the Advisor believes offer attractive yield and/or capital appreciation potential. The Advisor may employ a strategy of writing (selling) covered call and put options on such equity securities.

While the Fund will principally invest in securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange traded funds (“ETFs”) and other mutual funds. The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may use leverage by entering into reverse repurchase agreements and borrowing transactions (such as lines of credit) for investment purposes.

The Fund also may engage, in repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and/or dollar rolls).

The Advisor will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Advisor seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Advisor’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Advisor may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Advisor will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

The section titled “Principal Risks” will be replaced in its entirety to reflect the following risks:

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Active Trading Risk – Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund.

Asset-Backed and Mortgage-Backed Securities Risk – Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Commodities Risk – The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodity-Linked Investing – Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.

Convertible Securities Risk – The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk – The Fund could lose money if the issuer of a bond or counterparty to a derivatives transaction, reverse repurchase agreement or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Fund’ other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

Emerging Markets Risk – Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield Securities Risk – Higher yielding, below investment grade and other high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Insurance Risk – Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund’s holdings in insured municipal securities. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs, closed-end funds and other funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk – Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings.

Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk – The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Municipal Securities Risk – Municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.

Options and Futures Risk – Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Real Estate Securities Risk – The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund.

Repurchase Agreement and Reverse Repurchase Agreement Risk – In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Securities Lending Risk – Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Tax Risk – The Fund must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company (“RIC”). This requirement will limit the ability of the Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Future guidance by the Internal Revenue Service (“IRS”) could also limit the Fund’s ability to gain exposure to commodities through commodity-linked notes or other types of investments.

The “Performance Information” will be revised to include the following sentence as the third sentence of the first paragraph to reflect “Bank of America Merrill Lynch 3 Month Treasury Bill Index” as the Fund’s new primary benchmark:

The Barclays U.S. Aggregate Government Treasury Index previously served as the primary benchmark prior to October 2, 2012, at which point it was replaced by the Bank of America Merrill Lynch 3 Month Treasury Bill Index. This benchmark change was made to more accurately reflect the new principal strategies of the Fund.

The “Average Annual Total Return (for periods ended December 31, 2011)” information included in each table will be revised to include the following row above the Barclays U.S. Aggregate Government Treasury Index to reflect “Bank of America Merrill Lynch 3 Month Treasury Bill Index” as the Fund’s new primary benchmark:

	Past 1 Year	Since Inception (6/30/2010)
Bank of America Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.10%	0.12%

The section titled “Investment Sub-Advisor” will be deleted in its entirety.

The section titled “Portfolio Managers” will be replaced in its entirety to reflect the following change in portfolio managers:

B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, and James Michal are primarily responsible for the day-to-day management of the Fund. Each holds the title of Portfolio Manager with the Advisor. They have managed the Fund since October 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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